Decommissioning Liabilities	9 Months Ended
Sep. 30, 2020
Provision For Decommissioning Restoration And Rehabilitation Costs [Abstract]
Decommissioning Liabilities

22. DECOMMISSIONING LIABILITIES

The decommissioning provision represents the present value of the expected future costs associated with the retirement of upstream crude oil and natural gas assets, refining facilities and the crude-by-rail terminal.

The aggregate carrying amount of the obligation is:

Total
As at December 31, 2019	1,235
Liabilities Incurred	5
Liabilities Settled	(36)
Change in Discount Rate	(371)
Unwinding of Discount on Decommissioning Liabilities (Note 6)	43
Foreign Currency Translation	1
As at September 30, 2020	877

The undiscounted amount of the estimated future cash flows required to settle the obligation has been discounted using a credit-adjusted risk-free rate of 6.7 percent as at September 30, 2020 (December 31, 2019 – 4.9 percent). The discount rate increased primarily due to a change in the Company’s credit rating as a result of the current economic environment.